Exhibit 99.1
Filed by Uranium Energy Corp. pursuant to Rule 425 of the Securities Act of 1933, as amended Subject Company: Concentric Energy Corp.
NYSE Amex Equities Exchange Symbol - UEC
FOR IMMEDIATE RELEASE

July 19, 2011

Uranium Energy Corp Announces Results of AGM

Corpus Christi, TX - July 19, 2011 - Uranium Energy Corp (NYSE-AMEX: UEC, the 'Company') is pleased to announce that, in conjunction with the holding of the Company's recent annual general meeting of stockholders on July 19, 2011, the following matters were duly ratified by the Company's stockholders and have now been implemented by the Board of Directors in the following manner:

●     Messrs. Alan P. Lindsay, Amir Adnani, Harry L. Anthony, Erik Essiger, Ivan Obolensky, Vincent Della Volpe and David Kong were elected to the Board of Directors of the Company;

●     Ernst & Young LLP were appointed as the Company's independent registered accounting firm; and

●     the following Executive Officers of the Company were re-appointed by the Board of Directors of the Company immediately following the AGM:

Alan P. Lindsay:        Chairman of the Company's Board of Directors;

Amir Adnani:             President and Chief Executive Officer;

Harry L. Anthony:     Chief Operating Officer; and

Mark Katsumata:      Secretary, Treasurer and Chief Financial Officer.

About Uranium Energy Corp

Uranium Energy Corp. (NYSE-AMEX: UEC) is a U.S.-based uranium production, development and exploration company operating North America's newest emerging uranium mine. The Company's fully licensed and permitted Hobson processing facility is central to all of its projects in South Texas, including the Palangana in-situ recovery project, which is ramping up to full production this year, and the Goliad in-situ recovery project which has been granted its Mine Permit and is in the final stages of mine permitting for production. The Company's operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact North America: Investor Relations, Uranium Energy Corp:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE-AMEX: UEC
Frankfurt Stock Exchange Symbol: U6Z
WKN: AØJDRR
ISN: US916896103

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company's ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company's filings with the Securities and Exchange Commission. For forward-looking statements in this news release, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Important Additional Information Will Be Filed With the SEC

In connection with the previously announced proposed merger (the "Merger") between the Company and Concentric Energy Corp. ("Concentric"), the Company intends to file relevant materials with the United States Securities and Exchange Commission (the "SEC"), including a registration statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the securities of the Company to be issued in exchange for securities of Concentric. The Registration Statement will incorporate a proxy statement (the "Proxy Statement") that Concentric plans to mail to its stockholders in connection with obtaining stockholder approval of the Merger. The Registration Statement and the Proxy Statement will contain important information about the Company, Concentric, the Merger and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement when they become available, and other documents filed with the SEC by the Company, through the web site maintained by the SEC at www.sec.gov. Documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at: Uranium Energy Corp.; attention: Mr. Mark Katsumata, CFO; 500 North Shoreline, Suite 800N, Corpus Christi, Texas, 78401; Tel: (866) 748-1030.

Concentric, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from Concentric's stockholders in connection with the Merger. Information regarding any special interests of these directors and executive officers in the Merger will be included in the Proxy Statement.